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Exhibit 10.3

Execution Copy

GTC BIOTHERAPEUTICS, INC.

REGISTRATION RIGHTS AGREEMENT

dated as of July 30, 2003

GTC BIOTHERAPEUTICS, INC.

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is entered into as of July 30, 2003 by and among GTC Biotherapeutics, Inc., a Massachusetts corporation (the "Company"), and the investors signatory hereto (each, a "Purchaser" and, collectively, the "Purchasers").

RECITALS

        A. The Company and the Purchasers entered into that certain Securities Purchase Agreement of even date herewith among the Company and the Purchasers (the "Securities Purchase Agreement"), and, upon the terms and subject to the conditions of the Securities Purchase Agreement pursuant to exemptions from registration afforded by Rule 506 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and Section 4(2) thereunder, the Purchasers have severally agreed to purchase the respective number of shares (collectively, the "Shares") of the common stock, par value $0.01 per share, of the Company (the "Common Stock") and Common Stock Purchase Warrants to purchase shares of Common Stock (collectively, the "Warrant Shares") as is set forth on the Schedule of Purchasers attached hereto as Exhibit A (the Shares, the Common Stock Purchase Warrants and the Warrant Shares are herein referred to together as the "Securities").

        B. To induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights to the Purchasers under the Securities Act, and applicable state securities laws.

        NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

        1.    Certain Definitions.    As used in this Agreement, the following terms shall have the following meanings:

        (a)   "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are required by law to remain closed.

        (b)   "Investor" means each Purchaser and any transferee or assignee thereof to whom Placement Agent or a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement, and any subsequent transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement.

        (c)   "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association and governmental or any department or agency thereof.

        (d)   "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

        (e)   "register," "registered," and "registration" means a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statements by the United States Securities and Exchange Commission (the "Commission").

        (f)    "Registrable Securities" means (i) the Shares and the Warrant Shares and (ii) any shares of common stock of any entity issued in respect of the Shares or Warrant Shares as a result of a merger, consolidation, sale of assets, sale or exchange of capital stock or other similar transaction, provided that shares of capital stock that are Registrable Securities shall cease to be Registrable Securities upon (1) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or eligibility for sale under Rule 144(k) or (2) any sale or transfer to any Person which by virtue of Section 9 of this Agreement is not entitled to the rights provided by this Agreement.

        (g)   "Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act and covering Registrable Securities, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

        (h)   "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) or (iii) hereof, then Trading Day shall mean a Business Day.

        (i)    "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

        (j)    Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

        2.    Registration

        (a)    Mandatory Registration.    The Company shall use its reasonable efforts to prepare and, as soon as practicable but in no event later than thirty (30) days after the Closing Date (the "Filing Deadline"), file with the Commission a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(c) of this Agreement. The Registration Statement and shall contain (except if otherwise agreed by the holders of at least a majority of the Registrable Securities) the "Plan of Distribution" attached hereto as Annex A. The Company shall use reasonable efforts to have the Registration Statement declared effective by the Commission as soon as practicable, but not later than ninety (90) days after the Closing Date (the "Effectiveness Deadline"); provided, however, that if the Commission reviews the Registration Statement and requires the Company to make modifications thereto, then the Effectiveness Deadline shall be extended to not later than one hundred twenty (120) days after the Closing Date.

        (b)    Allocation of Registrable Securities.    The number of Registrable Securities included in any Registration Statement shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the Commission. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated the portion of the then remaining number of Registrable Securities included in such Registration Statement allocable to the transferor. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Investors holding at least a majority of the Registrable Securities. The Company shall not file any registration statement other than the Registration Statement herein required to be filed until after the date the initial Registration Statement required to be filed hereunder has been declared effective by the Commission.

        (c)    Ineligibility for Form S-3.    If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder or the Company is not permitted by the Securities Act or the Commission to use Form S-3, then the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, however, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering all of the Registrable Securities has been declared effective by the Commission.

        (d)    Sufficient Number of Securities Registered.    In the event the number of shares registered under a Registration Statement filed pursuant to Section 2(a) of this Agreement is for any reason insufficient to cover all of the Registrable Securities or all of an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b) of this Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, as soon as practicable, but in no event later than fifteen (15) days after the necessity therefor arises. The Company shall use its reasonable efforts to cause such amendment or new Registration Statement to become effective as soon as practicable following the filing thereof.

        (e)    Liquidated Damages.    If (i) the initial Registration Statement required to be filed pursuant to Section 2(a) is not filed on or prior to the Filing Deadline, or (ii) the initial Registration Statement required to be filed pursuant to Section 2(a) is not declared effective by the Commission on or before the Effectiveness Deadline, or (iii) after the date first declared effective by the Commission and prior to the expiration of the Registration Period, the Company invokes Blackout Periods, as such term is defined in Section 3(m), that in the aggregate exceed Twenty Five (25) Trading Days (any such failure or breach to be referred to as an "Event" and for the purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date on which such Twenty Five (25) Trading Day period is exceeded, being referred to as an "Event Date") then in addition to any other rights available to the Investors: (x) on each such Event Date, the Company shall pay to each Investor an amount in cash as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by the original Investor pursuant to the Purchase Agreement for any Registrable Securities then held by such Investor; and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor an amount in cash as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by the original Investor pursuant to the Purchase Agreement for any Registrable Securities then held by such Investor. The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event.

        3.    Related Obligations.    At such time as the Company is obligated to file a Registration Statement with the Commission pursuant to Section 2 of this Agreement, the Company will use reasonable efforts to effect the registration of all of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

        (a)   The Company shall promptly prepare and file with the Commission a Registration Statement with respect to all of the Registrable Securities (but in no event later than the applicable Filing

Deadline) and use its reasonable efforts to cause such Registration Statement relating to all of the Registrable Securities required to be covered thereby to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). The Company shall, subject to the terms of this Agreement, keep each Registration Statement effective pursuant to Rule 415 at all times until the earliest of (i) the date as of which all of the Investors (other than any Investors who are "affiliates" of the Company as such term is used in Rule 144(k) promulgated under the Securities Act) may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) (or the successor rule thereto) promulgated under the Securities Act, (ii) the five (5) year anniversary of the Closing Date or (iii) the date on which all of the Investors shall have sold all of the Registrable Securities (the "Registration Period"), which Registration Statement, as of its filing and effective dates and each day thereafter (including all amendments or supplements thereto, as of their respective filing and effective dates and each day thereafter), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the prospectus contained in such Registration Statement, as of its filing date and each day thereafter (including all amendments and supplements thereto, as of their respective filing dates and each day thereafter), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated thereon, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Not less than two Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto that contains information that is inconsistent in any material respect with Annex A hereto, the Company shall furnish to the Investors copies of all such documents proposed to be filed which documents will be subject to the review of such Investors. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Investors holding a majority of the Registrable Securities shall reasonably object in good faith.

        (b)   Subject to Section 3(m) of this Agreement, the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 (or any successor rule thereto) promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act. In the case of amendments and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement that are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute (the "Exchange Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed that created the requirement for the Company to amend or supplement such Registration Statement and prospectus.

        (c)   The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge to such Investor, (i) upon the effectiveness of each Registration Statement, such number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto as such Investor may reasonably request, and (ii) such other documents, including copies of such Registration Statement and any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

        (d)   Subject to Section 3(m) of this Agreement, the Company shall use reasonable efforts to (i) promptly register and qualify, unless an exemption from registration and qualification applies, the resale of the Registrable Securities under such other securities or "blue sky" laws of all applicable jurisdictions in the United States as any holder of Registrable Securities reasonably requests in writing, (ii) promptly prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) promptly take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) promptly take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to file a general consent to service of process in any such jurisdiction, except in such jurisdictions where the Company is then subject to service of process. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

        (e)   Notwithstanding anything to the contrary set forth herein, as promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event as a result of which (i) the Registration Statement or any amendment or supplement thereto, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the prospectus related to such Registration Statement or any amendment or supplement thereto includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, subject to Section 3(m) of this Agreement, promptly prepare a supplement or amendment to such Registration Statement and prospectus to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request. The Company shall also promptly notify each Investor in writing (1) when a prospectus and each prospectus supplement or amendment thereto has been filed, and when a Registration Statement and each amendment (including post-effective amendments) and supplement thereto has been declared effective by the Commission, (2) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or related information, and (3) of the Company's reasonable determination that an amendment (including any post-effective amendment) or supplement to a Registration Statement or prospectus (other than the filing of a report under the Exchange Act) would be appropriate (subject to Section 3(m)) hereof).

        (f)    Subject to Section 3(m) of this Agreement, the Company shall use reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

        (g)   Except for the information set forth on Exhibit A to the Securities Purchase Agreement, the Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with United States federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, prospectus or any amendment or supplement thereto, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, unless ordered or requested by the Commission or other governmental authority not to do so, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

        (h)   The Company shall use its reasonable efforts to (i) cause all the Registrable Securities to be listed on each securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed, or (ii) if the Company is unsuccessful in satisfying the preceding clause (i) or clause (i) does not apply because the securities of such class or series are not listed on any exchange or automated quotation system, to secure the inclusion for quotation on the Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. In addition, the Company shall provide a transfer agent and registrar for all of the Registrable Securities not later than the effective date of the Registration Statement. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

        (i)    In connection with any sale or transfer of Registrable Securities pursuant to a Registration Statement, the Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request, and, registered in such names as the Investors may request.

        (j)    If requested by an Investor, the Company shall (i) as soon as practicable, incorporate in each prospectus supplement or post-effective amendment to the Registration Statement such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) as soon as practicable, supplement or make amendments to any Registration Statement and prospectus if reasonably requested by an Investor holding any Registrable Securities.

        (k)   The Company shall comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

        (l)    Within two (2) Business Days after a Registration Statement is ordered effective by the Commission, the Company shall deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission.

        (m)  Notwithstanding anything to the contrary herein, at any time after a Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Board of Directors of the Company, in the best interests of the Company (a "Blackout Period"); provided, however, that the Company shall promptly (i) notify the Investors of the existence of material non-public information giving rise to a Blackout Period (provided that the Company shall not disclose the content of such material non-public information to the Investors) and the date on which the Blackout Period will begin, and (ii) notify the Investors of the date on which the Blackout Period ends; provided further, that no single Blackout Period shall exceed thirty (30) consecutive calendar days, the aggregate of all of the Blackout Period during any three hundred sixty-five (365) day period shall not exceed an aggregate of forty-five (45) days and the first day of any Blackout Period must be at least two (2) trading days after the last day of any prior Blackout Period (any Blackout Period complying with the foregoing being an "Allowable Blackout Period"). For purposes of determining the length of a Blackout Period, the Blackout Period shall be deemed to begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date on which the Investors may again utilize the Registration Statement and the Prospectus thereunder to sell Registrable Securities; provided, however, that no Blackout Period shall be longer than an Allowable Blackout Period. The provisions of Section 3(f) of this Agreement shall not be applicable during the period of any Allowable Blackout Period. Upon expiration of the Blackout Period, the Company shall again be bound by the first sentence of Section 3(e) of this Agreement. Any Blackout Period that exceeds the limitation set forth in Section 2(e) shall be subject to liquidated damages to the extent provided therein.

        4.    Obligations of the Investors.

        (a)   A reasonable time prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement for disposition by such Investor. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Each Investor shall promptly notify the Company of any material change with respect to such information previously provided to the Company by such Investor.

        (b)   Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement, in which case, such Investor does not need to cooperate with the Company until it notifies the Company of its desire to include one or more share of the Registrable Securities in such Registration Statement.

        (c)   Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(f) or 3(m) of this Agreement or the first sentence of Section 3(e) of this Agreement, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statements covering such Registrable Securities until such Investor's receipt of the copies of the amended or supplemented prospectus contemplated by Section 3(f) of this Agreement or the first sentence of Section 3(e)of this Agreement or receipt of notice that no amendment or supplement is required and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies of the prospectus covering such Registrable Securities current at the time of receipt of such notice in such Investor's possession. Notwithstanding anything to the contrary in this Agreement, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) of this Agreement or the first sentence of Section 3(e) of this Agreement and for which the Investor has not yet settled.

        5.    Expenses of Registration.    All expenses incurred by the Company in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

        6.    Indemnification.    In the event any Registrable Securities are included in a Registration Statement under this Agreement:

        (a)   To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any amendment (including post-effective amendments) or supplement thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if any), or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation caused by the Company, or its directors, officers, employees, agents or representatives acting on its behalf, of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to Section 6(c) of this Agreement, the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto;

(ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(c) of this Agreement and such correct prospectus would have corrected the Claim to which such Violation pertains; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 of this Agreement.

        (b)   In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a) of this Agreement, the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Party"), against any Claims or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement and, subject to Section 6(c) of this Agreement, such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 of this Agreement shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, that the Investor shall be liable under this Section 6(b) for only that amount of the Claims and Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities giving rise to such Violation pursuant to such Registration Statement. Such indemnification agreement shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 of this Agreement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

        (c)   Promptly after an Indemnified Person or Indemnified Party under this Section 6 has knowledge of any Claim as to which such Indemnified Person reasonably believes indemnity may be sought or promptly after such Indemnified Person or Indemnified Party receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of such Claim, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, that the indemnifying party shall not be responsible for the reasonable fees and expense of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party. In the case of an Indemnified Person, the legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a full release from all liability in respect to such Claim and action and proceeding. After indemnification as provided for under this Agreement, the rights of the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party as provided in this Agreement shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

        (d)   The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

        (e)   The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

        7.    Contribution.    To the extent any indemnification by an indemnifying party is prohibited or limited by law, then, in order to provide for just and equitable contribution, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 of this Agreement to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. The provisions of this Section 7 shall remain in full force and effect, regardless of the investigation made by or on behalf of the beneficiaries of this Section 7 and shall survive the transfer of Registrable Securities by the Investors pursuant to Section 9 of this Agreement.

        8.    Reporting.

          (a)    Reports under the Exchange Act.    With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company shall use its reasonable efforts to:

            (1)   make and keep public information available, as those terms are understood and defined in Rule 144;

            (2)   file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (3)   furnish to each Investor, so long as such Investor owns Registrable Securities, promptly upon request, (A) a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and copies of such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

          (b)    Rule 144A Information.    The Company shall, upon request of any Investor, make available to such Investor the information required by Rule 144A(d)(4) (or any successor rule) under the Securities Act.

        9.    Assignment of Registration Rights.    The rights under this Agreement shall be automatically assignable by the Investors to any transferee of at least 100,000 Registrable Securities (subject to proportionate adjustment for any stock split, reverse stock split, recapitalizations, or similar event) if, (A) within three (3) Business Days of such transfer (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company; (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such rights are being transferred or assigned; (B) at or before the time the Company receives the written notice contemplated by clause A(ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the obligations of an Investor under this Agreement immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (C) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; and (D) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.

        10.    Amendment of Registration Rights.    Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

        11.    Miscellaneous.

        (a)   If at any time during the Registration Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and, if within fifteen days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

        (b)   A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

        (c)   Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

        If to the Company:

      GTC Biotherapeutics, Inc.
      175 Crossing Boulevard
      Framingham, MA 01702
      Telephone: (508) 270-2061
      Facsimile: (508) 271-3491
      Attention: Geoffrey F. Cox, Ph.D.
                        Chairman, President and Chief Executive Officer

        with a copy to:

      Palmer & Dodge LLP
      111 Huntington Avenue
      Boston, MA 02199
      Telephone: (617) 239-0100
      Facsimile: (617) 227-4420
      Attention: Nathaniel Gardiner, Esq.

        If to a Purchaser, to its address and facsimile number set forth on the Schedule of Purchasers attached to the Securities Purchase Agreement as Exhibit A, with copies to such Purchaser's representatives as set forth on the Schedule of Purchasers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

        (d)   Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

        (e)   All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

        (f)    This Agreement, the Securities Purchase Agreement and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the documents referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

        (g)   Subject to the requirements of Section 9 `of this Agreement, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

        (h)   The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i)    This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

        (j)    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        (k)   All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least a majority of the Registrable Securities.

        (l)    The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

        (m)  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

        (n)   The obligations of each Investor hereunder is several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
GTC Biotherapeutics, Inc.
By:	/s/ JOHN B. GREEN John B. Green Senior Vice President, Chief Financial Officer and Treasurer

[Signatures of Purchasers on Following Page]

PURCHASER:
BAYSTAR CAPITAL II, LP, a Delaware limited partnership
By:	BayStar Capital Management, LLC, its general partner
By:	/s/ STEVEN M. LAMAR
Name:	Steven M. Lamar
Title:	Managing Member
c/o BayStar Capital Management, LLC 80 E. Sir Francis Drake Blvd., Suite 2B Larkspur, California 94939 Tel: (415) 834-4600 Fax: (415) 834-4601 Attn: Steven Lamar

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
CASTLE CREEK HEALTHCARE PARTNERS LLC
By:	/s/ THOMAS A. FREI Name: Thomas A. Frei Title: Managing Director of the Investment Manager

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
CLARION CAPITAL CORPORATION
By:	/s/ MORTON COHEN Name: Morton Cohen Title: Chairman

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
DEEPHAVEN SMALL CAP GROWTH FUND LLC
By:	/s/ BRUCE LIEBERMAN Name: Bruce Lieberman Title: Director of Private Placements

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
GRYPHON MASTER FUND, LP
By:	/s/ E.B. LYON IV Name: E.B. Lyon IV Title: Authorized Agent

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
CAPITAL VENTURES INTERNATIONAL
By:	Heights Capital Management, Inc., its authorized agent
By:	/s/ MARTIN KOBINGER Name: Martin Kobinger Title: Investment Manager

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
SMITHFIELD FIDUCIARY LLC
By:	/s/ ADAM J. CHILL Name: Adam J. Chill Title: Authorized Signatory

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
MIDSUMMER INVESTMENT, LTD.
By:	/s/ MICHAEL A. AMSALEM
Name:	Michael A. Amsalem
Title:	Director

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
ALL AMERICA – SMALL CAP GROWTH FUND
By:	/s/ THOMAS P. LARSEN
Name:	Thomas P. Larsen
Title:	EVP Mutual of America Capital Mgt.

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
INSTITUTIONAL AGGRESSIVE EQUITY GROWTH FUND
By:	/s/ THOMAS P. LARSEN
Name:	Thomas P. Larsen
Title:	EVP Mutual of America Capital Mgt.

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
AGGRESSIVE EQUITY GROWTH FUND
By:	/s/ THOMAS P. LARSEN
Name:	Thomas P. Larsen
Title:	EVP Mutual of America Capital Mgt.

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
INSTITUTIONAL ALL AMERICAN SMALL CAP GROWTH FUND
By:	/s/ THOMAS P. LARSEN
Name:	Thomas P. Larsen
Title:	EVP Mutual of America Capital Mgt.

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
OMICRON MASTER TRUST
By:	Omicron Capital L.P. as investment advisor
By:	Omicron Capital Inc., its general partner
By:	/s/ OLIVIER MORALI
Name:	Olivier Morali
Title:	President
c/o Omicron Capital L.P. 810 Seventh Avenue, 39th Floor New York, New York 10019 Attn: Brian Daly

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
PORTSIDE GROWTH AND OPPORTUNITY FUND
By:	/s/ JEFF SMITH
Name:	Jeff Smith
Title:	Director

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
ROYAL BANK OF CANADA
By:	Its Agent RBC Dominion Securities Corporation
By:	/s/ STEVEN MILKE
Name:	Steven Milke
Title:	Managing Director
By:	/s/ RICHARD TAVOSO
Name:	Richard Tavoso
Title:	Managing Director

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

PURCHASER:
PANACEA FUND LLC
By:	/s/ MICHAEL S. RESNICK
Name:	Michael S. Resnick
Title:	Executive Vice President, William Harris Investors, Inc., as Manager

[Signature Page of Registration Rights Agreement of GTC Biotherapeutics, Inc.]

Annex A

Plan of Distribution

        The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

  •
  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  •
  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  •
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  •
  an exchange distribution in accordance with the rules of the applicable exchange;

  •
  privately negotiated transactions;

  •
  short sales

  •
  broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

  •
  a combination of any such methods of sale; and

  •
  any other method permitted pursuant to applicable law.

        The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

        Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

        The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares or Warrant Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

        The Selling Stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

        The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that: (i) it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock and (ii) it is not a registered broker dealer under the Securities Exchange Act of 1934.

        The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Exhibit A

	Number of Shares	Number of Warrant Shares
BayStar Capital II, LP	196,078	49,019
Castle Creek Healthcare Partners LLC	294,117	73,529
Clarion Capital Corporation	100,000	25,000
Deephaven Small Cap Growth Fund LLC	392,157	98,039
Gryphon Master Fund, LP	196,078	49,019
Capital Ventures International	588,235	147,058
Smithfield Fiduciary LLC	196,078	49,019
Midsummer Investment, Ltd.	200,000	50,000
All America — Small Cap Growth Fund	95,372	23,843
Institutional Aggressive Equity Growth Fund	10,863	2,715
Aggressive Equity Growth Fund	276,941	69,235
Institutional All America Small Cap Growth Fund	8,980	2,245
Omicron Master Trust	137,254	34,313
Portside Growth and Opportunity Fund	392,156	98,039
Royal Bank of Canada	392,156	37,500
Panacea Fund LLC	150,000	37,500

QuickLinks

  Exhibit 10.3 Execution Copy
GTC BIOTHERAPEUTICS, INC. REGISTRATION RIGHTS AGREEMENT dated as of July 30, 2003
GTC BIOTHERAPEUTICS, INC. REGISTRATION RIGHTS AGREEMENT
RECITALS
  Annex A
Exhibit A